Inventories and other assets (Tables)	12 Months Ended
Dec. 31, 2021
Inventories and Other Assets [Abstract]
Disclosure of detailed information about Inventories and other assets [Table Text Block]
	December 31,	December 31,
	2021	2020
	$	$
Current

Ore in stockpiles (i), (ii), (iii)	4,194	8,426
Gold-in-circuit and doré bars (i), (ii), (iii)	9,751	-
Supplies and others (i)	4,651	1,599
Total current inventories	18,596	10,025

Prepaid expenses and deposits	3,941	6,244
Total current other assets	22,537	16,269

Non-current

Ore in stockpiles (i), (ii)	-	17,279
Sales taxes (iv)	11,632	6,775
Deposits (reclamation and equipment)	4,619	599
Deferred financing fees	1,786	1,167
Total non-current other assets	18,037	25,820

(i) Inventories are held by subsidiaries of Osisko Development and are related to the Bonanza Ledge Phase 2 and San Antonio projects.

(ii) The inventory balance associated with the ore that is not expected to be processed within 12 months was classified as non-current and recorded under other assets on the consolidated balance sheet as at December 31, 2020. During the year ended December 31, 2021, the Company recorded an impairment charge of $21.2 million on the ore in stockpiles for the San Antonio exploration and development project to reduce its net book value to its net realizable value, following an increase in the expected processing and transportation costs and a decrease in the gold price.

(iii) As at December 31, 2021, the ore in stockpiles and the gold-in-circuit and doré bars inventories were recorded at their net realizable value.

(iv) The non-current sales taxes are related to value added tax in Mexico, for which the collection period is over one year.